Fees Summary	Nov. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 182,640,000.00
Previously Paid Amount	0.00
Total Fee Amount	27,962.18
Total Offset Amount	0.00
Net Fee	$ 27,962.18
Final Prospectus	false